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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Belco Oil & Gas Corp.'s previously filed Registration Statement on Form S-8 No. 33-03552 and on Form S-3 No. 333-42107.



                                               /s/    ARTHUR ANDERSEN LLP
                                               ---------------------------------
                                               ARTHUR ANDERSEN LLP

Houston, Texas
March 24, 1998